UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 26, 2007
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado (State or other jurisdiction of Incorporation or organization)	1-31398 (Commission File Number)	75-2811855 (IRS Employer Identification No.)

2911 South County Road 1260 Midland, Texas (Address of Principal Executive Offices)	79706 (Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 26, 2007, the Compensation Committee of the Board of Directors of Natural Gas Services Group, Inc., or “Natural Gas”, increased the base salaries of the following executive officers, effective as of January 7, 2008:

Name and Position	Base Salary

Paul D. Hensley, Senior Vice President — Technology	From $126,700 to $135,000

Earl R. Wait, Vice President — Accounting	From $112,500 to $125,000

James R. Hazlett, Vice President — Technical Services	From $115,000 to $125,000
     In addition, on December 26, 2007, but effective as of December 31, 2007, the Compensation Committee of the Board of Directors of the Company also approved the grant to each of the six non-employee Directors of the Company of a regular annual stock option to purchase 2,500 shares of the Company’s common stock. The six non-employee Directors of the Company include Alan A. Baker, John W. Chisholm, Charles G. Curtis, William F. Hughes, Jr., Richard L. Yadon and Gene A. Strasheim.
     The stock options were granted on December 31, 2007 pursuant to the Company’s 1998 Stock Option Plan, as amended. Each stock option has an exercise price equal to $19.61 per share, the closing price of the Company’s common stock on the date of grant, as reported on the American Stock Exchange. The stock options are “nonstatutory” stock options and are exercisable for a term of 10 years from the date of grant, subject to earlier termination pursuant to the terms of the 1998 Stock Option Plan.
     The purchase price of shares as to which an option is exercised must be paid in full at the time of exercise either in cash or by delivering to Natural Gas shares of stock having a fair market value equal to the purchase price, or a combination of cash and stock.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
     The exhibits listed below are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

10.1	Natural Gas Services Group, Inc. 1998 Stock Option Plan, as amended by the Board of Directors on May 9, 2006 and approved by the shareholders on June 20, 2006 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.2	Form of Nonstatutory Stock Option Agreement for non-employee directors (Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.3	Form of Incentive Stock Option Agreement for employees (Incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.4	Form of Nonstatutory Stock Option Agreement for employees and consultants (Incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, Chairman of the
Board, President and Chief Executive Officer

Dated: January 2, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Natural Gas Services Group, Inc. 1998 Stock Option Plan, as amended by the Board of Directors on May 9, 2006 and approved by the shareholders on June 20, 2006 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.2	Form of Nonstatutory Stock Option Agreement for non-employee directors (Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.3	Form of Incentive Stock Option Agreement for employees (Incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.4	Form of Nonstatutory Stock Option Agreement for employees and consultants (Incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).